Exhibit 99.1

Contacts:	Michael Mullen (media)	Christopher Jakubik, CFA (investors)
	Michael.Mullen@kraftheinzcompany.com	ir@kraftheinzcompany.com

The Kraft Heinz Company Announces
Completion of Exchange Offer

PITTSBURGH & CHICAGO - August 19, 2016 - The Kraft Heinz Company (NASDAQ: KHC) (“Kraft Heinz”) and Kraft Heinz Foods Company (the “Issuer”) announced today the final results of the Issuer's offer to exchange certain of the Issuer’s outstanding unregistered notes for new registered notes (the “Exchange Offer”). Under the Exchange Offer, the Issuer offered to exchange up to $15,000,000,000 aggregate principal amount of its (i) new $1,000,000,000 aggregate principal amount of 1.60% senior notes due 2017, (ii) new $1,500,000,000 aggregate principal amount of 2.00% senior notes due 2018, (iii) new $1,500,000,000 aggregate principal amount of 2.80% senior notes due 2020, (iv) new $1,000,000,000 aggregate principal amount of 3.50% senior notes due 2022, (v) new $2,000,000,000 aggregate principal amount of 3.95% senior notes due 2025, (vi) new $1,000,000,000 aggregate principal amount of 5.00% senior notes due 2035, (vii) new $2,000,000,000 aggregate principal amount of 5.20% senior notes due 2045, (viii) new $2,000,000,000 aggregate principal amount of 3.000% senior notes due 2026; and (ix) new $3,000,000,000 aggregate principal amount of 4.375% senior notes due 2046 (collectively, the “Exchange Notes”), the issuance of each which has been registered under the Securities Act of 1933 (the “Act”), for a like principal amount of its unregistered (i) outstanding $1,000,000,000 aggregate principal amount of 1.60% senior notes due 2017 (the “Outstanding 2017 Notes”), (ii) outstanding $1,500,000,000 aggregate principal amount of 2.00% senior notes due 2018 (the “Outstanding 2018 Notes”), (iii) outstanding $1,500,000,000 aggregate principal amount of 2.80% senior notes due 2020 (the “Outstanding 2020 Notes”), (iv) outstanding $1,000,000,000 aggregate principal amount of 3.50% senior notes due 2022 (the “Outstanding 2022 Notes”), (v) outstanding $2,000,000,000 aggregate principal amount of 3.95% senior notes due 2025 (the “Outstanding 2025 Notes”), (vi) outstanding $1,000,000,000 aggregate principal amount of 5.00% senior notes due 2035 (the “Outstanding 2035 Notes”), (vii) outstanding $2,000,000,000 aggregate principal amount of 5.20% senior notes due 2045 (the “Outstanding 2045 Notes”), (viii) outstanding $2,000,000,000 aggregate principal amount of 3.000% senior notes due 2026 (the “Outstanding 2026 Notes”); and (ix) outstanding $3,000,000,000 aggregate principal amount of 4.375% senior notes due 2046 (the “Outstanding 2046 Notes” and collectively with the Outstanding 2017 Notes, Outstanding 2018 Notes, Outstanding 2020 Notes, Outstanding 2022 Notes, Outstanding 2025 Notes, Outstanding 2035 Notes, the Outstanding 2045 Notes and the Outstanding 2026 Notes, the “Outstanding Notes”). The Exchange Notes are substantially identical to the Outstanding Notes, except that the Exchange Notes have been registered under the Act, and will not bear any legend restricting their transfer.
The Exchange Offer expired at 5:00 p.m. New York City time, on August 16, 2016. As of the expiration date, tenders of (i) $998,469,000, or 99.85%, of the Outstanding 2017 Notes, (ii) $1,495,334,000, or 99.69%, of the Outstanding 2018 Notes, (iii) $1,497,354,000, or 99.82%, of the Outstanding 2020 Notes, (iv) $992,944,000, or 99.29%, of the Outstanding 2022 Notes, (v) $1,999,142,000, or 99.96%, of the Outstanding 2025 Notes, (vi) $999,900,000, or 99.99%, of the Outstanding 2035 Notes, (vii) $1,999,670,000, or 99.98%, of the Outstanding 2045 Notes, (viii) $1,998,735,000, or 99.94%, of the Outstanding 2026 Notes; and (ix) $2,984,976,000, or 99.50%, of the Outstanding 2046 Notes had been received.

The Issuer accepted all of the Outstanding Notes tendered in exchange for the Exchange Notes and the settlement occurred on August 19, 2016.
ADDITIONAL INFORMATION
This release is for informational purposes only and is neither an offer to exchange, nor a solicitation of an offer to sell, the Exchange Notes. The Exchange Offer was made solely pursuant to the prospectus dated July 19, 2016, including any supplements thereto, and the related letter of transmittal.
ABOUT THE KRAFT HEINZ COMPANY
The Kraft Heinz Company (NASDAQ: KHC) is the fifth-largest food and beverage company in the world. A globally trusted producer of delicious foods, The Kraft Heinz Company provides high quality, great taste and nutrition for all eating occasions whether at home, in restaurants or on the go. The company’s iconic brands include Kraft, Heinz, ABC, Capri Sun, Classico, Jell-O, Kool-Aid, Lunchables, Maxwell House, Ore-Ida, Oscar Mayer, Philadelphia, Planters, Plasmon, Quero, Weight Watchers Smart Ones and Velveeta. The Kraft Heinz Company is dedicated to the sustainable health of our people, our planet and our company. For more information, visit www.kraftheinzcompany.com.

# # #

2